Exhibit 10.14

[MUEHLSTEIN LOGO]


					June 25, 2002


TO:	Supplier

FROM:	Michael F. Kane

SUBJECT:	SUPPLY/OFF-TAKE AGREEMENT HOPE FRAC MELT REPRO,
		CERTIFIED POST-CONSUMER
		________________________________________________________

Dear Supplier:

Per our discussions, SUPPLIER agrees to supply and MUEHLSTEIN agrees to Purchase the said supply of HDPE frac melt repro, certified post-consumer, details as follows:

PRODUCT:		  HDPE repro, (natural/mixed color?), approx. MI/density ???,
			  from post-consumer bottles

PACKAGING:		  Bulk rail, bulk truck and boxes

QUANTITY:		  Minimum ________ Lbs. To _________ Lbs. Per Month

TERMS:

PRICE:		          Subject to market conditions, packaging, FOB point(s).

AGREEMENT PERIOD:	  One (1) year, beginning _______________2002

CONDITIONS:		  Pricing to be reviewed on monthly basis.

Please confirm your acceptance of this proposal by return fax soonest.

We look forward to a long and mutually beneficial relationship with SUPPLIER in the months and years ahead.

					Sincerely,


					Michael F. Kane
					Sales Manager
					Recycled Resins


H. Muehlstein & Co. Inc.
800 Connecticut Avenue, Norwalk, CT  06854-1631
Tel: 203-855-6000   Fax: 203-855-6221